EXHIBIT 10.8
                                       ------------

                         IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


October 6, 2004

Executive Registrar & Transfer, Inc.
3615 South Huron Street, Suite 104
Englewood, Colorado 80110
Telephone: (303) 783-2834
Facsimile: (303) 783-2147

Attention:  Jack Donneley

      RE:   ETOTALSOURCE, INC.

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated the date hereof, by and between eTotalSource, Inc., a Colorado corporation (the "COMPANY"), and the Buyers set forth on Schedule I attached thereto (collectively the "BUYER"), pursuant to which the Company shall sell to the Buyer up to Three Hundred Fifty Thousand Dollars ($350,000) of the Company's secured convertible debentures (the "DEBENTURE"), which shall be convertible into shares of the Company's common stock, no par value per share (the "COMMON STOCK"). The shares of Common Stock to be converted thereunder plus interest which may be converted into Common Stock and any Liquidated Damages, which may be converted into Common Stock thereunder are referred to herein as the "CONVERSION SHARES." This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares in shares of the Company's Common Stock, in the event the Buyer has elected to have the interest of the Convertible Debenture, pursuant to Section
1.06 of the Convertible Debenture, paid in Common Stock (the "INTEREST SHARES"), or the Buyer has elected to have Liquidated Damages (the "LIQUIDATED DAMAGES SHARES"), pursuant to Section 2(c) of the Investor Registration Rights Agreement dated the date hereof paid in Common Stock. to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as EXHIBIT I, delivered on behalf of the Company by David Gonzalez, Esq.

      Specifically, upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (B) provided you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. ("TRADING DAY" shall mean any day on which the Nasdaq Market is open for customary trading.)

      The Company and Executive Registrar & Transfer, Inc. hereby acknowledges that David Gonzalez, Esq. is general counsel to the Buyer and a partner of the general partner of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein. The Company and Executive Registrar & Transfer, Inc. agrees that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, David Gonzalez, Esq. shall be permitted to continue to represent the Investor(s) and the Company and/or and Executive Registrar & Transfer, Inc. will not seek to disqualify such counsel.

      The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in EXHIBIT II attached hereto and (ii) an opinion of counsel in the form set forth in EXHIBIT III attached hereto, and that if the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE
      REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

      The Company hereby confirms and Executive Registrar & Transfer, Inc. acknowledges that in the event Counsel to the Company does not issue an opinion of counsel as required to issue the Conversion Shares free of legend the Company authorizes and Executive Registrar & Transfer, Inc. will accept an opinion of Counsel from David Gonzalez, Esq.

      The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares. The Company hereby agrees that it shall not replace Executive Registrar & Transfer, Inc. as the Company's transfer agent without the prior written consent of the Buyer.

      The Company herby confirms and Executive Registrar & Transfer, Inc. acknowledges that while any portion of the Debenture remains unpaid and unconverted, the Company and Executive Registrar & Transfer, Inc. shall not, without the prior consent of the Holder, issue (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company's Common Stock.

      Any attempt by you to resign as transfer agent hereunder shall not be effective until such time as the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Company and Executive Registrar & Transfer, Inc. hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit Executive Registrar & Transfer, Inc. from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      The Company and Executive Registrar & Transfer, Inc. acknowledge that the Buyer is relying on the representations and covenants made by the Company and Executive Registrar & Transfer, Inc. hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and Executive Registrar & Transfer, Inc. further acknowledge that without such representations and covenants of the Company and Executive Registrar & Transfer, Inc. made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                                    * * * * *

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                          COMPANY:
                                          ETOTALSOURCE, INC.

                                          By:   /s/ Michael Sullinger
                                             ----------------------------------
                                          Name:  Michael Sullinger
                                          Title: Chief Operating Officer


                                          /s/ David Gonzalez
                                          -------------------------------------
                                          David Gonzalez, Esq.



EXECUTIVE REGISTRAR & TRANSFER, INC.

By:   /s/ illegible
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

                                   SCHEDULE I
                                   ----------


                               SCHEDULE OF BUYERS
                               ------------------

                                                                        ADDRESS/FACSIMILE
NAME                               SIGNATURE                            NUMBER OF BUYER
------------------------------     --------------------------------    -------------------------------
Cornell Capital Partners,  LP      By:   Yorkville Advisors, LLC        101 Hudson Street - Suite 3700
                                   Its:  General Partner                Jersey City, NJ  07303
                                                                        Facsimile:  (201) 985-8266

                                   By:
                                      --------------------------
                                   Name: Mark A. Angelo
                                   Its:  Portfolio Manager



                                  SCHEDULE I-1

                                    EXHIBIT I
                                    ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                            FORM OF CONVERSION NOTICE
                            -------------------------

      Reference is made to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") between eTotalSource, Inc., (the "COMPANY"), and Cornell Capital Partners, LP, dated September ____ 2004. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, no par value per share (the "COMMON STOCK"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:
                                                        -----------------------
Amount to be converted:                                $
                                                        -----------------------
Conversion Price:                                      $
                                                        -----------------------
Shares of Common Stock Issuable:
                                                        -----------------------
Amount of Debenture unconverted:                       $
                                                        -----------------------
Amount of Interest Converted:                          $
                                                        -----------------------
Conversion Price of Interest:                          $
                                                        -----------------------
Shares of Common Stock Issuable:
                                                        -----------------------
Amount of Liquidated Damages:                          $
                                                        -----------------------
Conversion Price of Liquidated Damages:                $
                                                        -----------------------
Shares of Common Stock Issuable:
                                                        -----------------------
Total Number of shares of Common Stock to be issued:
                                                        -----------------------

                                  EXHIBIT I-1

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:
                                                        -----------------------
Authorized Signature:
                                                        -----------------------
Name:
                                                        -----------------------
Title:
                                                        -----------------------
Phone #:
                                                        -----------------------
Broker DTC Participant Code:
                                                        -----------------------
Account Number*:
                                                        -----------------------


     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                  EXHIBIT II
                                  ----------

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                  ------------------------------------------

                       FORM OF NOTICE OF EFFECTIVENESS
                       -------------------------------
                          OF REGISTRATION STATEMENT
                          -------------------------


_________, 2004

Executive Registrar & Transfer, Inc.
3615 South Huron Street, Suite 104
Englewood, Colorado 80110
Telephone: (303) 783-2834
Facsimile: (303) 783-2147

Attention:  Jack Donnoley

RE:   ETOTALSOURCE, INC.

Ladies and Gentlemen:

      We are counsel to eTotalSource, Inc., a Colorado corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of September __, 2004 (the "SECURITIES PURCHASE AGREEMENT"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyer") pursuant to which the Company has agreed to sell to the Buyer up to Three Hundred Fifty Thousand Dollars ($350,000) of secured convertible debentures, which shall be convertible into shares (the "CONVERSION SHARES") of the Company's common stock, no par value per share (the "COMMON STOCK"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of September __, 2004, with the Buyer (the "INVESTOR REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2004, the Company filed a Registration Statement (File No. ___-_________) (the "REGISTRATION Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2004 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

                                  EXHIBIT II-1

      The Buyer has  confirmed  it shall  comply  with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.


                                    Very truly yours,

                                    KIRKPATRICK & LOCKHART LLP



                                    By:
                                       ---------------------------------

                                  EXHIBIT II-2

                                 EXHIBIT III
                                 -----------

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                  ------------------------------------------

                               FORM OF OPINION
                               ---------------


________________ 2004

VIA FACSIMILE AND REGULAR MAIL
------------------------------


Executive Registrar & Transfer, Inc.
3615 South Huron Street, Suite 104
Englewood, Colorado 80110
Telephone: (303) 783-2834
Facsimile: (303) 783-2147

Attention:  Jack Donneley

      RE:   ETOTALSOURCE, INC.

Ladies and Gentlemen:

      We have acted as special counsel to eTotalSource, Inc. (the "COMPANY"), in connection with the registration of ___________shares (the "SHARES") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "REGISTRATION STATEMENT"), filed by the Company with the SEC on _________ ___, 2004. The Company filed the Registration Statement on behalf of certain selling stockholders (the "SELLING STOCKHOLDERS"). This opinion relates solely to the Selling Shareholders listed on EXHIBIT "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2004.

      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

                                EXHIBIT III-1

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Executive Registrar & Transfer, Inc. may remove the restrictive legends contained on the Shares. This opinion relates SOLELY to the number of Shares set forth opposite the Selling Stockholders listed on EXHIBIT "A" hereto.

      This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,



KIRKPATRICK & LOCKHART LLP



                                  EXHIBIT III-2

                                 EXHIBIT "A"
                                 -----------

                        (LIST OF SELLING STOCKHOLDERS)
                        ------------------------------


NAME:                                                   NO. OF SHARES:
------------------------------------------------------  ------------------------